SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2002

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437

(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		number)

2604 Lawndale Drive, Greensboro, North Carolina 27408

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

Item 5. Other Events and Regulation FD Disclosure

Attached as an exhibit hereto is a slide show of various financial information being presented to investors at a meeting held on January 29, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: January 29, 2002

EXHIBIT INDEX

Exhibit Number

Description of Exhibit

99.1	Investor Slide Presentation

4